Exhibit 99.1

ADT Strengthens Executive Leadership Team with Appointments of Fawad Ahmad as Chief Operating and Customer Officer and Omar Khan as Chief Business Officer

BOCA RATON, Fla., Mar. 25, 2025 (GLOBE NEWSWIRE) – ADT Inc. (NYSE: ADT) today announced two strategic additions to its executive leadership team. Fawad Ahmad has been named Executive Vice President and Chief Operating and Customer Officer, and Omar Khan has been appointed Executive Vice President and Chief Business Officer.

Ahmad will oversee ADT’s operations, customer experience, and digital transformation initiatives, while Khan will lead ADT’s product, innovation, business development and engineering teams.

“Omar and Fawad are both accomplished leaders who bring deep expertise in product development, technology, and operational excellence,” said Jim DeVries, ADT Chairman, President and CEO. “Their combined experience and visionary leadership will help ADT accelerate growth, drive innovation, and deliver an exceptional customer experience across all our channels.”

Ahmad brings over 20 years of diverse experience in building global products and leading digital transformations. Most recently, he served as Chief Strategy & Transformation Officer at State Farm. An enterprise C-suite leader, Ahmad is known for platform modernization, award-winning customer experience and fast-paced enterprise-wide impact through customer-centricity, product management and accountability systems.

“I’m excited to join ADT at such a pivotal time,” said Ahmad. “There’s a tremendous opportunity to further enhance our operations and digital capabilities while continuing to elevate the customer experience. I look forward to helping ADT lead the future of safe and smart living.”

Khan joins ADT from Boston Consulting Group (BCG), where he served as a Senior Advisor. He previously held leadership roles at Magic Leap, Samsung, Motorola and HealthyMD. With a background in strategic planning, business development, and emerging technologies, Khan is well-positioned to help shape the future of ADT’s product portfolio and innovation roadmap.

“ADT is a market leader with a brand synonymous with safety and trust,” said Khan. “The opportunity to redefine home security and smart living has never been greater. I look forward to working with the team and our partners to deliver innovative solutions that truly protect what matters most.”

About ADT

ADT provides safe, smart and sustainable solutions for people, homes and small businesses. Through innovative offerings, unrivaled safety and a premium customer experience, all delivered by the largest network of smart home security professionals in the U.S.

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Forward-Looking Statements

ADT has made statements in this press release that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. While ADT has specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this press release that are not clearly historical in nature, including, among other things, statements regarding ADT’s leadership, strategy, and plans and objectives of management. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties, assumptions, and changes in circumstances that are difficult to predict and many of which are outside of our control. If the risks materialize, assumptions prove incorrect, or we experience unexpected changes in circumstances, actual results could differ materially from the results implied by these forward-looking statements, and therefore you should not rely on any forward-looking statements. Risks include, but are not limited to, the risks described in the ADT’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities Exchange Commission, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement represents our estimates and assumptions only as of the date of this press release and, except as required by law, ADT undertakes no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events, or otherwise after the date of this press release.